UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2017

Multi-Color Corporation

(Exact name of Registrant as specified in its Charter)

Ohio	0-16148	31-1125853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4053 Clough Woods Dr., Batavia, Ohio		45103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 381-1480

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐	Emerging growth company

If an emerging growth company, indicate by check mark is the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01.	Regulation FD Disclosure.

On September 13, 2017, Multi-Color Corporation (“Multi-Color”) announced by press release that it intends to offer $480 million aggregate principal amount of senior notes due 2025 (the “Notes”). The Notes are being offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and certain non-U.S. persons in accordance with Regulation S under the Securities Act (the “Notes Offering”).

The Company also announced that it will commence the syndication of a $400 million senior secured term loan B facility which will be a component of the $1,050 million senior secured credit facilities (the “Senior Secured Credit Facilities”) that the Company intends to negotiate and enter into in conjunction with the Constantia Labels acquisition. The Senior Secured Credit Facilities are expected to be comprised of (i) a $400 million senior secured revolving credit facility, with a five-year maturity, (ii) a $250 million senior secured term loan A facility, with a five year maturity, and (iii) the $400 million senior secured term loan B facility, with a seven year maturity.

A copy of the press release regarding the Notes Offering and the Senior Secured Credit Facilities is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Multi-Color is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, is being provided to potential lenders on September 14, 2017 in connection with the Senior Secured Credit Facilities.

Multi-Color is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 to comply with Regulation FD. Such information, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 13, 2017.

99.2	Disclosure regarding Multi-Color and Constantia Labels being provided to potential lenders in connection with the Senior Secured Credit Facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: September 14, 2017	By:	/s/ Sharon E. Birkett
	Name:	Sharon E. Birkett
	Title:	Vice President, Chief Financial Officer, Secretary